Exhibit 99.3

THIRD QUARTER 2019

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for various financial and operating metrics and statements about future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2018, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts.

3Q 2019 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

3Q 2019 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

		QUARTERLY TRENDS				CHANGE VS.

Selected Income Statement Data	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Net financing revenue (ex. Core OID) (1)	$1,195	$1,164	$1,139	$1,163	$1,129	$31	$67
Core OID	(7)	(7)	(7)	(23)	(22)	(0)	14
Net financing revenue (as reported)	1,188	1,157	1,132	1,140	1,107	31	81
Other revenue (ex. change in the fair value of equity securities) (2)	424	393	396	393	392	31	32
Change in the fair value of equity securities (3)	(11)	2	70	(95)	6	(13)	(17)
Other revenue (as reported)	413	395	466	298	398	18	15
Provision for loan losses	263	177	282	266	233	86	30
Total noninterest expense (4)	838	881	830	804	807	(43)	31

Pre-tax income from continuing operations	500	494	486	368	465	6	35
Income tax (benefit) / expense	119	(90)	111	79	91	209	28
(Loss) / income from discontinued operations, net of tax	-	(2)	(1)	1	-	2	-

Net income attributable to common shareholders	$381	$582	$374	$290	$374	$(201)	$7

Selected Balance Sheet Data (Period-End)
Total assets	$181,485	$180,448	$180,117	$178,869	$173,101	$1,037	$8,384
Consumer loans	90,081	90,698	89,211	87,240	86,501	(617)	3,580
Commercial loans	38,528	38,512	40,844	42,686	40,104	16	(1,576)
Allowance for loan losses	(1,277)	(1,282)	(1,288)	(1,242)	(1,248)	5	(29)
Deposits	119,230	116,325	113,299	106,178	101,379	2,905	17,851
Total equity	14,450	14,316	13,699	13,268	13,085	134	1,365

Common Share Count
Weighted average basic (5)	390,205	398,100	404,129	411,931	422,187	(7,895)	(31,982)
Weighted average diluted (5)	392,604	399,916	405,959	414,750	424,784	(7,312)	(32,180)
Issued shares outstanding (period-end)	383,523	392,775	399,761	404,900	416,591	(9,252)	(33,067)

Per Common Share Data
Earnings per share (basic) (5)	$0.98	$1.46	$0.93	$0.70	$0.89	$(0.49)	$0.09
Earnings per share (diluted) (5)	0.97	1.46	0.92	0.70	0.88	(0.48)	0.09
Adjusted earnings per share (6)	1.01	0.97	0.80	0.92	0.91	0.04	0.10
Book value per share	37.7	36.4	34.3	32.8	31.4	1.2	6.3
Tangible book value per share (7)	37.0	35.7	33.6	32.1	30.7	1.2	6.2
Adjusted tangible book value per share (7)	34.7	33.6	31.4	29.9	28.6	1.2	6.1

Select Financial Ratios
Net interest margin (as reported)	2.70%	2.66%	2.67%	2.66%	2.67%
Net interest margin (ex. Core OID) (8)	2.72%	2.67%	2.69%	2.72%	2.72%
Cost of funds	2.66%	2.74%	2.70%	2.60%	2.45%
Cost of funds (ex. Core OID) (8)	2.62%	2.70%	2.66%	2.52%	2.38%
Efficiency Ratio (9)	52.3%	56.8%	51.9%	55.9%	53.6%
Adjusted efficiency ratio (8)(9)	45.3%	46.1%	48.9%	46.9%	46.0%
Return on average assets (10)	0.8%	1.3%	0.8%	0.7%	0.9%
Return on average total equity (10)	10.6%	16.6%	11.1%	8.8%	11.4%
Return on average tangible common equity (10)	10.8%	17.0%	11.3%	9.0%	11.7%
Core ROTCE (11)	12.3%	12.4%	10.9%	13.4%	13.7%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio	9.6%	9.5%	9.3%	9.1%	9.4%
Tier 1 capital ratio	11.2%	11.2%	11.0%	10.8%	11.1%
Total capital ratio	12.8%	12.7%	12.5%	12.3%	12.7%
Tier 1 leverage ratio	9.1%	9.0%	9.0%	9.0%	9.2%

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see page 21.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(5) Includes shares related to share-based compensation that vested but were not yet issued.

(6) Represents a non-GAAP financial measure. For more details refer to page 21.

(7) Represents a non-GAAP financial measure. For more details refer to page 22.

(8) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(9) Represents a non-GAAP financial measure. For more details refer to page 24.

(10) Return metrics are annualized.

(11) Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23.

(12) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital.

3Q 2019 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,859	$1,860	$1,807	$1,790	$1,708	$(1)	$151
Interest on loans held-for-sale	8	3	2	5	4	5	4
Total interest and dividends on investment securities	221	227	222	211	182	(6)	39
Interest-bearing cash	19	21	23	22	18	(2)	1
Other earning assets	16	17	18	15	16	(1)	-
Operating leases	368	363	361	365	368	5	-

Total financing revenue and other interest income	2,491	2,491	2,433	2,408	2,296	-	195
Interest expense
Interest on deposits	658	651	592	523	462	7	196
Interest on short-term borrowings	33	37	44	48	29	(4)	4
Interest on long-term debt	378	407	419	457	451	(29)	(73)

Total interest expense	1,069	1,095	1,055	1,028	942	(26)	127
Depreciation expense on operating lease assets	234	239	246	240	247	(5)	(13)

Net financing revenue (as reported)	$1,188	$1,157	$1,132	$1,140	$1,107	$31	$81
Other revenue
Servicing fees	4	5	6	6	6	(1)	(2)
Insurance premiums and service revenue earned	280	261	261	269	258	19	22
Gain on mortgage and automotive loans, net	10	2	10	6	17	8	(7)
Other gain/loss on investments, net	27	39	108	(87)	22	(12)	5
Other income, net of losses	92	88	81	104	95	4	(3)

Total other revenue	413	395	466	298	398	18	15
Total net revenue	1,601	1,552	1,598	1,438	1,505	49	96
Provision for loan losses	263	177	282	266	233	86	30
Noninterest expense
Compensation and benefits expense	296	296	318	283	274	-	22
Insurance losses and loss adjustment expenses	74	127	59	54	77	(53)	(3)
Other operating expenses	468	458	453	467	456	10	12

Total noninterest expense	838	881	830	804	807	(43)	31
Pre-tax income from continuing operations	$500	$494	$486	$368	$465	$6	$35
Income tax (benefit) / expense from continuing operations	119	(90)	111	79	91	209	28

Net income from continuing operations	381	584	375	289	374	(203)	7
Income / (loss) from discontinued operations, net of tax	-	(2)	(1)	1	-	2	-

Net income	$381	$582	$374	$290	$374	$(201)	$7

Core Pre-Tax Income Walk
Net financing revenue (ex. Core OID) (1)	$1,195	$1,164	$1,139	$1,163	$1,129	$31	$67
Adjusted other revenue (2)	424	393	396	393	392	31	32
Provision for loan losses	263	177	282	266	233	86	30
Noninterest expense	838	881	830	804	807	(43)	31

Core pre-tax income (3)	$519	$499	$423	$486	$481	$20	$38
Core OID	(7)	(7)	(7)	(23)	(22)	(0)	14
Change in the fair value of equity securities (4)	(11)	2	70	(95)	6	(13)	(17)

Pre-tax income from continuing operations	$500	$494	$486	$368	$465	$6	$35

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For more details refer to page 21.

(3) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

(4) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

3Q 2019 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Assets
Cash and cash equivalents
Noninterest-bearing	$723	$659	$946	$810	$802	$64	$(79)
Interest-bearing	2,894	2,904	3,011	3,727	2,970	(10)	(76)

Total cash and cash equivalents	3,617	3,563	3,957	4,537	3,772	54	(155)
Investment securities (1)	32,572	31,740	30,553	28,438	26,882	832	5,690
Loans held-for-sale, net	1,000	275	107	314	425	725	575
Finance receivables and loans	128,609	129,210	130,055	129,926	126,605	(601)	2,004
Allowance for loan losses	(1,277)	(1,282)	(1,288)	(1,242)	(1,248)	5	(29)

Total finance receivables and loans, net	127,332	127,928	128,767	128,684	125,357	(596)	1,975
Investment in operating leases, net	8,653	8,407	8,339	8,417	8,578	246	75
Premiums receivables and other insurance assets	2,521	2,460	2,401	2,326	2,291	61	230
Other assets	5,790	6,075	5,993	6,153	5,796	(285)	(6)

Total assets	$181,485	$180,448	$180,117	$178,869	$173,101	$1,037	$8,384

Liabilities
Deposit liabilities
Noninterest-bearing	$156	$162	$141	$142	$180	$(6)	$(24)
Interest-bearing	119,074	116,163	113,158	106,036	101,199	2,911	17,875

Total deposit liabilities	119,230	116,325	113,299	106,178	101,379	2,905	17,851
Short-term borrowings	5,335	6,519	6,115	9,987	7,338	(1,184)	(2,003)
Long-term debt	35,730	37,466	41,490	44,193	45,542	(1,736)	(9,812)
Interest payable	894	744	696	523	712	150	182
Unearned insurance premiums and service revenue	3,246	3,171	3,096	3,044	3,020	75	226
Accrued expense and other liabilities	2,600	1,907	1,722	1,676	2,025	693	575

Total liabilities	$167,035	$166,132	$166,418	$165,601	$160,016	$903	$7,019

Equity
Common stock and paid-in capital (2)	$18,628	$18,914	$19,119	$19,296	$19,582	$(286)	$(954)
Accumulated deficit	(4,368)	(4,682)	(5,195)	(5,489)	(5,716)	314	1,348
Accumulated other comprehensive (loss) / income	190	84	(225)	(539)	(781)	106	971

Total equity	14,450	14,316	13,699	13,268	13,085	134	1,365

Total liabilities and equity	$181,485	$180,448	$180,117	$178,869	$173,101	$1,037	$8,384

(1) Includes held-to-maturity securities.

(2) Includes Treasury stock.

3Q 2019 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Assets
Interest-bearing cash and cash equivalents	$3,539	$3,713	$4,212	$4,311	$3,159	$(174)	$380
Investment securities	32,708	32,446	30,555	28,926	27,313	262	5,395
Loans held-for-sale, net	745	191	190	394	318	554	427
Total finance receivables and loans, net (2)	128,799	129,950	128,663	127,681	124,986	(1,151)	3,813
Investment in operating leases, net	8,525	8,370	8,389	8,516	8,634	155	(109)

Total interest earning assets	174,316	174,670	172,009	169,828	164,410	(354)	9,906
Noninterest-bearing cash and cash equivalents	391	544	445	432	502	(153)	(111)
Other assets	7,012	6,722	6,558	6,412	7,331	290	(319)
Allowance for loan losses	(1,287)	(1,284)	(1,248)	(1,247)	(1,260)	(3)	(27)

Total assets	$180,432	$180,652	$177,764	$175,425	$170,983	$(220)	$9,449

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$99,874	$96,855	$91,881	$86,897	$83,034	$3,020	$16,840
Other interest-bearing deposit liabilities (3)	17,615	17,402	17,291	16,763	16,781	212	834

Total Interest-bearing deposit liabilities	117,489	114,257	109,172	103,660	99,815	3,232	17,674
Short-term borrowings	5,550	5,887	7,054	8,082	5,531	(337)	19
Long-term debt (4)	36,395	40,222	42,396	45,257	46,967	(3,827)	(10,572)

Total interest-bearing liabilities (4)	159,434	160,366	158,622	156,999	152,313	(932)	7,121
Noninterest-bearing deposit liabilities	149	135	137	142	149	14	-
Other liabilities	6,468	6,357	5,660	5,330	5,388	111	1,080

Total liabilities	$166,051	$166,858	$164,419	$162,471	$157,850	$(807)	$8,201

Equity
Total equity	$14,381	$13,794	$13,345	$12,954	$13,133	$587	$1,248

Total liabilities and equity	$180,432	$180,652	$177,764	$175,425	$170,983	$(220)	$9,449

(1) Average balances are calculated using a combination of monthly and daily average methodologies.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow, and other deposits).

(4) Includes average Core OID balance of $1,075 million in 3Q 19, $1,082 million in 2Q 19, $1,089 million in 1Q 19, $1,104 million in 4Q 18, and $1,126 million in 3Q 18.

3Q 2019 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Pre-tax Income / (Loss)
Automotive Finance	$429	$459	$329	$335	$383	$(30)	$46
Insurance	56	-	145	(13)	55	56	1

Dealer Financial Services	485	459	474	322	438	26	47
Corporate Finance	44	46	13	21	36	(2)	8
Mortgage Finance	11	14	13	15	8	(3)	3
Corporate and Other (1)	(40)	(25)	(14)	10	(17)	(15)	(23)

Pre-tax income from continuing operations	$500	$494	$486	$368	$465	$6	$35
Core OID (2)	7	7	7	23	22	0	(14)
Change in the fair value of equity securities (3)	11	(2)	(70)	95	(6)	13	17

Core pre-tax income (4)	$519	$499	$423	$486	$481	$20	$38

(1) Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio and Ally Invest activity.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

3Q 2019 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Net financing revenue
Consumer	$1,227	$1,184	$1,130	$1,120	$1,097	$43	$130
Commercial	385	412	422	422	381	(27)	4
Loans held for sale	-	-	1	2	1	-	(1)
Operating leases	368	363	361	365	368	5	-
Other interest income	3	3	1	2	2	-	1

Total financing revenue and other interest income	1,983	1,962	1,915	1,911	1,849	21	134
Interest expense	671	701	689	692	646	(30)	25
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	262	261	262	268	274	2	(12)
Remarketing gains	28	23	15	28	27	5	1

Total depreciation expense on operating lease assets	234	239	246	240	247	(5)	(13)

Net financing revenue	1,078	1,022	980	979	956	56	122
Other revenue
Servicing fees	3	4	5	6	6	(1)	(3)
Gain/(loss) on automotive loans, net	-	-	8	4	18	-	(18)
Other income	57	57	56	50	56	(0)	1

Total other revenue	59	61	68	60	80	(2)	(21)

Total net revenue	1,137	1,083	1,048	1,039	1,036	54	101
Provision for loan losses	265	180	262	262	229	85	36
Noninterest expense
Compensation and benefits	128	127	136	124	120	1	8
Other operating expenses	315	317	321	318	304	(2)	11

Total noninterest expense	443	444	457	442	424	(1)	19

Pre-tax Income	$429	$459	$329	$335	$383	$(30)	$46

Memo: Net lease revenue
Operating lease revenue	$368	$363	$361	$365	$368	$5	$-
Depreciation expense on operating lease assets (ex. remarketing)	262	261	262	268	274	2	(12)
Remarketing gains (losses), net of repo valuation	28	23	15	28	27	5	1

Total depreciation expense on operating lease assets	234	239	246	240	247	(5)	(13)

Net lease revenue	$134	$124	$115	$125	$121	$10	$13

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$23	$23	$23	$-	$-
Consumer loans	72,894	72,746	71,490	70,515	70,048	148	2,846
Commercial loans	33,330	33,575	35,726	38,134	35,881	(245)	(2,551)
Allowance for loan losses	(1,156)	(1,146)	(1,138)	(1,111)	(1,107)	(10)	(49)

Total finance receivables and loans, net	105,068	105,175	106,078	107,538	104,822	(107)	246
Investment in operating leases, net	8,653	8,407	8,339	8,417	8,578	246	75
Other assets	1,352	1,350	1,349	1,326	1,252	2	100

Total assets	$115,096	$114,955	$115,789	$117,304	$114,675	$141	$421

3Q 2019 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.3	$1.2	$1.0	$1.1	$0.9	$0.1	$0.3
Retail standard - new vehicle Chrysler	0.9	0.9	0.8	0.8	0.8	(0.0)	0.1
Retail standard - new vehicle Growth	1.2	1.3	1.2	1.1	1.0	(0.2)	0.1
Used vehicle	4.6	5.3	5.2	4.3	4.3	(0.6)	0.3
Lease	1.3	1.1	0.9	0.8	1.0	0.2	0.3
Retail subvented	0.1	0.1	0.1	0.1	0.1	(0.0)	(0.1)

Total originations	$9.3	$9.7	$9.2	$8.2	$8.1	$(0.5)	$1.1

U.S. Consumer Originations - FICO Score
Super Prime	$2.2	$2.2	$2.1	$2.0	$2.0	$(0.0)	$0.3
Prime	3.4	3.6	3.3	3.0	3.0	(0.2)	0.5
Prime/Near	2.0	2.1	2.1	1.8	1.9	(0.1)	0.1
Non Prime	0.9	1.0	0.9	0.7	0.7	(0.1)	0.2
Sub Prime	0.1	0.1	0.1	0.1	0.1	(0.1)	0.0
Commercial Services Group (2)	0.7	0.7	0.7	0.6	0.5	(0.1)	0.1

Total originations	$9.3	$9.7	$9.2	$8.2	$8.1	$(0.5)	$1.1

U.S. Market
Light vehicle sales (SAAR - units in millions)	17.0	17.0	16.9	17.5	16.9	(0.0)	0.1
Light vehicle sales (quarterly - units in millions)	4.3	4.4	4.0	4.4	4.3	(0.1)	0.0
GM market share	17.2%	16.9%	16.6%	18.0%	16.2%
Chrysler market share	13.1%	13.5%	12.4%	12.8%	13.2%

Ally U.S. Consumer Penetration
GM	5.7%	5.6%	5.7%	4.6%	5.0%
Chrysler	12.1%	11.1%	12.1%	10.7%	10.3%

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$27.7	$27.9	$30.1	$32.3	$29.6	$(0.2)	$(1.9)
Dealer loans and other	5.6	5.6	5.7	5.8	6.2	(0.0)	(0.6)
Total Commercial outstandings	$33.3	$33.6	$35.7	$38.1	$35.9	$(0.2)	$(2.5)

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	29,985	29,267	26,030	25,706	29,018	718	967
Average gain / (loss) per vehicle	$944	$776	$573	$1,089	$944	$168	$(1)
Total gain / (loss) ($ in millions)	$28	$23	$15	$28	$27	$6	$1

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans from 2016 through 3Q19.

3Q 2019 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement (GAAP View)	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Net financing revenue
Interest and dividends on investment securities	$28	$29	$27	$30	$29	$(1)	$(1)
Interest bearing cash	6	5	4	3	2	1	4

Total financing revenue and other interest revenue	34	34	31	33	31	-	3
Interest expense	20	19	19	18	17	1	3

Net financing revenue	14	15	12	15	14	(1)	-
Other revenue
Insurance premiums and service revenue earned	280	261	261	269	258	19	22
Other gain / (loss) on investments, net	6	23	95	(84)	22	(17)	(16)
Other income, net of losses	3	2	4	2	2	1	1

Total other revenue	289	286	360	187	282	3	7

Total net revenue	303	301	372	202	296	2	7
Noninterest expense
Compensation and benefits expense	19	20	21	18	18	(1)	1
Insurance losses and loss adjustment expenses	74	127	59	54	77	(53)	(3)
Other operating expenses	154	154	147	143	146	-	8

Total noninterest expense	247	301	227	215	241	(54)	6

Pre-tax Income / (Loss)	$56	$-	$145	$(13)	$55	$56	$1

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$280	$261	$261	$269	$258	$19	$22
Investment income (adjusted) (1)	30	34	42	22	29	(4)	0
Other income	3	2	4	2	2	1	1

Total insurance premiums and other income	313	297	307	293	289	16	23
Expense
Insurance losses and loss adjustment expenses	74	127	59	54	77	(53)	(3)
Acquisition and underwriting expenses
Compensation and benefit expense	19	20	21	18	18	(1)	1
Insurance commission expense	120	117	114	108	113	3	7
Other expense	34	37	33	35	33	(3)	1

Total acquisition and underwriting expense	173	174	168	161	164	(1)	9

Total expense	247	301	227	215	241	(54)	6

Core pre-tax income / (loss) (1)	66	(4)	80	78	48	70	17
Change in the fair value of equity securities (1)	(10)	4	65	(91)	7	(14)	(16)

Income / (Loss) before income tax expense	$56	$-	$145	$(13)	$55	$56	$1

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,713	$5,538	$5,512	$5,092	$5,248	$175	$465
Premiums receivable and other insurance assets	2,539	2,478	2,420	2,347	2,308	61	231
Other assets	226	225	247	295	220	1	6

Total assets	$8,478	$8,241	$8,179	$7,734	$7,776	$237	$702

Key Statistics
Total written premiums and revenue (2)	$357	$314	$305	$298	$323	$43	$34

Loss ratio (3)	26.1%	48.5%	22.2%	20.1%	29.4%
Underwriting expense ratio (4)	61.4%	65.9%	63.5%	59.4%	63.1%

Combined ratio	87.5%	114.4%	85.7%	79.5%	92.6%

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Written premiums are net of ceded premium for reinsurance.

(3) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(4) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

3Q 2019 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Net financing revenue
Total financing revenue and other interest income	$144	$150	$146	$138	$126	$(6)	$18
Interest expense	105	104	96	90	82	1	23

Net financing revenue	39	46	50	48	44	(7)	(5)
Gain on mortgage loans, net	10	2	2	1	2	8	8
Other income, net of losses	-	2	-	1	-	(2)	-

Total other revenue	10	4	2	2	2	6	8

Total net revenue	49	50	52	50	46	(1)	3
Provision for loan losses	-	-	2	(3)	2	-	(2)
Noninterest expense
Compensation and benefits expense	7	9	8	8	8	(2)	(1)
Other operating expense	31	27	29	30	28	4	3

Total noninterest expense	38	36	37	38	36	2	2

Pre-tax Income	$11	$14	$13	$15	$8	$(3)	$3

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$15,782	$16,485	$16,225	$15,155	$14,840	$(703)	$942
Allowance for loan losses	(17)	(18)	(18)	(16)	(20)	1	3

Total finance receivables and loans, net	15,765	16,467	16,207	15,139	14,820	(702)	945
Other assets	818	117	94	72	76	701	742

Total assets	$16,583	$16,584	$16,301	$15,211	$14,896	$(1)	$1,687

3Q 2019 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Net financing revenue
Total financing revenue and other interest income	$93	$97	$90	$86	$82	$(4)	$11
Interest expense	33	36	36	35	32	(3)	1

Net financing revenue	60	61	54	51	50	(1)	10
Total other revenue (adjusted) (1)	10	12	7	6	14	(1)	(4)

Total net revenue	70	73	61	57	64	(2)	6
Provision for loan losses	3	3	23	10	8	-	(5)
Noninterest expense
Compensation and benefits expense	13	13	19	13	13	-	-
Other operating expense	9	9	10	9	7	-	2

Total noninterest expense	22	22	29	22	20	-	2
Core pre-tax income (1)	45	48	9	25	36	(2)	9

Change in the fair value of equity securities (2)	(1)	(2)	4	(4)	(0)	0	(1)

Pre-tax Income	$44	$46	$13	$21	$36	$(2)	$8

Balance Sheet (Period-End)
Cash, trading and investment securities	$8	$9	$12	$7	$11	$(1)	$(3)
Loans held for sale	240	195	24	47	112	45	128
Commercial loans	5,033	4,795	5,001	4,636	4,356	238	677
Allowance for loan losses	(75)	(87)	(96)	(77)	(76)	12	1

Total finance receivables and loans, net	4,958	4,708	4,905	4,559	4,280	250	678
Other assets	69	68	65	57	56	1	13

Total assets	$5,275	$4,980	$5,006	$4,670	$4,459	$295	$816

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 21 for more details.

(2) Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

3Q 2019 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Net financing revenue
Total financing revenue and other interest income	$237	$248	$251	$240	$208	$(11)	$29
Interest expense
Core original issue discount amortization	7	7	7	23	22	0	(14)
Other interest expense	233	228	208	170	143	5	89

Total interest expense	240	235	215	193	165	5	75

Net financing (loss) / revenue	(3)	13	36	47	43	(16)	(46)
Other revenue
Other gain on investments, net	22	14	9	-	1	8	21
Other income, net of losses (1)	24	20	16	47	19	4	5

Total other revenue	46	34	25	47	20	12	26

Total net revenue	43	47	61	94	63	(4)	(20)
Provision for loan losses	(5)	(6)	(5)	(3)	(6)	1	1
Noninterest expense
Compensation and benefits expense	129	127	134	120	115	2	14
Other operating expense (2)	(41)	(49)	(54)	(33)	(29)	8	(12)

Total noninterest expense	88	78	80	87	86	10	2

Pre-tax (loss) / income	$(40)	$(25)	$(14)	$10	$(17)	$(15)	$(23)

Balance Sheet (Period-End)
Cash, trading and investment securities	$30,445	$29,733	$28,963	$27,853	$25,372	$712	$5,073
Loans held-for-sale	67	58	50	49	45	9	22
Consumer loans	1,405	1,467	1,496	1,570	1,613	(62)	(208)
Commercial loans (3)	165	142	135	126	122	23	43
Allowance for loan losses	(29)	(31)	(36)	(38)	(45)	2	16

Total finance receivables and loans, net	1,541	1,578	1,595	1,658	1,690	(37)	(149)
Other assets	4,000	4,319	4,234	4,390	4,188	(319)	(188)

Total assets	$36,053	$35,688	$34,842	$33,950	$31,295	$365	$4,758

Core OID Amortization Schedule (4)	2019	2020	2021	2022	2023 & After
Remaining Core OID amortization expense	$8	$34	$39	$45	Avg = $52/yr

(1) Includes gain/(loss) on mortgage and automotive loans as well as Ally Invest fee-based revenue.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $225 million for 3Q19, $219 million for 2Q19, $229 million for 1Q19, $220 million for 4Q18 and $208 million for 3Q18. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Includes intercompany.

(4) Represents a non-GAAP financial measure. For more details refer to page 21.

3Q 2019 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Ending loan balance	$128,609	$129,210	$130,055	$129,926	$126,605	$(601)	$2,004
30+ Accruing DPD	$2,561	$2,227	$1,920	$2,598	$2,235	$334	$326
30+ Accruing DPD%	1.99%	1.72%	1.48%	2.00%	1.76%
Non-performing loans (NPLs)	$929	$903	$987	$1,092	$903	$26	$26
Net charge-offs (NCOs)	$267	$182	$237	$271	$235	$85	$32
Net charge-off rate (2)	0.83%	0.56%	0.73%	0.85%	0.75%

Provision for loan losses	$263	$177	$282	$266	$233	$86	$30
Allowance for loan losses (ALLL)	$1,277	$1,282	$1,288	$1,242	$1,248	$(5)	$29

ALLL as % of Loans (3) (4)	0.99%	0.99%	0.99%	0.96%	0.99%
ALLL as % of NPLs (3)	137%	142%	130%	114%	138%
ALLL as % of NCOs (3)	119%	176%	136%	115%	133%

US Auto Delinquencies - HFI Retail Contract $‘s (5)
Delinquent contract $	$2,428	$2,113	$1,833	$2,501	$2,139	$315	$289
% of retail contract $outstanding	3.32%	2.90%	2.56%	3.55%	3.06%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s
Net charge-offs	$253	$172	$234	$259	$233	$81	$20
% of avg. HFI assets (2)	1.38%	0.95%	1.32%	1.48%	1.32%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s
Net charge-offs	$1	$1	$0	$0	$3	$-	$(2)
% of avg. HFI assets (2)	0.02%	0.01%	0.00%	0.00%	0.04%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes $176 million of fair value adjustment for loans in hedge accounting relationships in 3Q19, $153 million in 2Q19, $63 million in 1Q19, $24 million in 4Q18, ($52) million in 3Q18 and ($40) million in 2Q18.

(5) Dollar amount of accruing contracts greater than 30 days past due

3Q 2019 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Allowance for loan losses	$1,090	$1,078	$1,070	$1,048	$1,043	$12	$47
Total consumer loans (2)	$73,071	$72,898	$71,553	$70,539	$69,995	$173	$3,076
Coverage ratio (3)	1.50%	1.48%	1.50%	1.49%	1.49%

Commercial
Allowance for loan losses	$66	$68	$68	$63	$64	$(2)	$2
Total commercial loans	$33,330	$33,575	$35,708	$37,924	$35,626	$(245)	$(2,296)
Coverage ratio	0.20%	0.20%	0.19%	0.17%	0.18%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$17	$18	$18	$16	$20	$(1)	$(3)
Total consumer loans	$15,782	$16,485	$16,225	$15,155	$14,840	$(703)	$942
Coverage ratio	0.11%	0.11%	0.11%	0.11%	0.13%

Mortgage - Legacy
Allowance for loan losses	$27	$31	$34	$37	$44	$(4)	$(17)
Total consumer loans	$1,228	$1,315	$1,433	$1,546	$1,666	$(87)	$(438)
Coverage ratio	2.23%	2.35%	2.36%	2.37%	2.64%

Total Mortgage
Allowance for loan losses	$44	$49	$52	$53	$64	$(5)	$(20)
Total consumer loans	$17,010	$17,800	$17,658	$16,701	$16,506	$(790)	$504
Coverage ratio	0.26%	0.27%	0.29%	0.32%	0.39%

Corporate Finance (1)
Allowance for loan losses	$75	$87	$96	$77	$76	$(12)	$(1)
Total commercial loans	$5,033	$4,795	$5,001	$4,636	$4,356	$238	$677
Coverage ratio	1.50%	1.81%	1.91%	1.66%	1.74%

Corporate and Other (1)
Allowance for loan losses	$2	$0	$2	$1	$1	$2	$1
Total commercial loans	$165	$142	$135	$126	$122	$23	$43
Coverage ratio	0.93%	0.34%	1.31%	1.15%	1.15%

(1) ALL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $176 million of fair value adjustment for loans in hedge accounting relationships in 3Q19, $153 million in 2Q19, $63 million in 1Q19, $24 million in 4Q18, ($52) million in 3Q18 and ($40) million in 2Q18.

(3) Excludes $176 million of fair value adjustment for loans in hedge accounting relationships in 3Q19, $153 million in 2Q19, $63 million in 1Q19, $24 million in 4Q18, ($52) million in 3Q18 and ($40) million in 2Q18.

3Q 2019 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
Capital (1)	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Risk-weighted assets	$145.8	$145.9	$145.9	$146.6	$142.2	$(0.1)	$3.6

Common Equity Tier 1 (CET1) capital ratio	9.6%	9.5%	9.3%	9.1%	9.4%
Tier 1 capital ratio	11.2%	11.2%	11.0%	10.8%	11.1%
Total capital ratio	12.8%	12.7%	12.5%	12.3%	12.7%

Tangible common equity / Tangible assets (2)(3)	7.8%	7.8%	7.5%	7.3%	7.4%
Tangible common equity / Risk-weighted assets (2)	9.7%	9.6%	9.2%	8.9%	9.0%

Shareholders’ equity	$14.5	$14.3	$13.7	$13.3	$13.1	$0.2	$1.4
less: Disallowed DTA	-	(0.1)	(0.1)	(0.1)	(0.2)	0.1	0.2
Certain AOCI items and other adjustments	(0.5)	(0.3)	-	0.3	0.5	(0.2)	(1.0)

Common Equity Tier 1 capital (4)	$14.0	$13.9	$13.6	$13.4	$13.4	$0.1	$0.6

Common Equity Tier 1 capital	$14.0	$13.9	$13.6	$13.4	$13.4	$0.1	$0.6
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	-	-

Tier 1 capital	$16.4	$16.3	$16.0	$15.8	$15.8	$0.1	$0.6

Tier 1 capital	$16.4	$16.3	$16.0	$15.8	$15.8	$0.1	$0.6
add: Qualifying subordinated debt	1.0	1.0	1.0	1.0	1.0	-	-
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.2	1.2	1.2	1.2	1.2	-	-

Total capital	$18.6	$18.6	$18.3	$18.0	$18.0	$-	$0.6

Total shareholders’ equity	$14.5	$14.3	$13.7	$13.3	$13.1	$0.2	$1.4
Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	-	-

Tangible common equity (2)	$14.2	$14.0	$13.4	$13.0	$12.8	$0.2	$1.4

Total assets	$181.5	$180.4	$180.1	$178.9	$173.1	$1.1	$8.4
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	-	-

Tangible assets (3)	$181.2	$180.2	$179.8	$178.6	$172.8	$1.0	$8.4

Denominator for Common equity tier 1 ratio
Risk-weighted assets (transition)	$145.8	$145.9	$145.9	$146.6	$142.2
DTAs arising from temporary differences that could not be realized through NOL , net of VA and net of DTLs phased-in during transition	0.1	0.2	0.1	0.2	0.3

Risk-weighted assets (fully phased-in)	$145.9	$146.0	$146.0	$146.8	$142.5

Metric
Common equity tier 1 ratio (transition)	9.6%	9.5%	9.3%	9.1%	9.4%
Common equity tier 1 ratio (fully phased-in) (4)	9.6%	9.5%	9.3%	9.1%	9.4%

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Represents a non-GAAP financial measure. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance and net deferred tax asset.

(3) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

(4) Common Equity Tier 1 (“CET1”) capital fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

3Q 2019 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
Consolidated Available Liquidity	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Cash and cash equivalents (1)	$3.2	$3.2	$3.5	$4.2	$3.3	$0.0	$(0.1)
Highly liquid securities (2)	23.5	21.5	20.3	12.8	15.5	1.9	8.0
Current committed unused capacity	2.0	1.6	1.8	1.9	2.4	0.3	(0.4)

Subtotal	$28.6	$26.3	$25.6	$19.0	$21.1	$2.3	$7.5
Ally Bank intercompany loan	-	-	-	-	-	-	-

Total current available liquidity	$28.6	$26.3	$25.6	$19.0	$21.1	$2.3	$7.5

Unsecured Long-Term Debt Maturity Profile	2019	2020	2021	2022	2023	2024 and After
Consolidated remaining maturities	$0.8	$2.3	$0.7	$1.1	$0.0	$8.2

(1) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(2) Includes unencumbered UST, Agency debt and Agency MBS

3Q 2019 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Retail Auto Loans	$73,162	$72,274	$70,981	$69,982	$70,547	$888	$2,616
Auto Lease (net of dep)	8,525	8,370	8,389	8,516	8,634	155	(109)
Commercial Auto	33,273	34,757	35,641	36,815	34,529	(1,484)	(1,256)
Corporate Finance	5,166	5,080	4,825	4,402	4,228	86	938
Mortgage	17,723	17,841	17,186	16,602	15,660	(118)	2,063
Cash, Securities and Other	36,467	36,348	34,987	33,511	30,812	119	5,655

Total Earning Assets	$174,316	$174,670	$172,009	$169,828	$164,410	$(354)	$9,907

Interest Revenue	2,257	2,252	2,187	2,168	2,049	5	209

Unsecured Debt (ex. Core OID balance) (1)(4)	$13,164	$12,749	$12,664	$13,963	$15,014	$416	$(1,850)
Secured Debt	9,860	13,722	16,163	18,029	18,840	(3,862)	(8,980)
Deposits (2)	117,638	114,392	109,309	103,802	99,964	3,246	17,674
Other Borrowings (3)	19,996	20,720	21,712	22,451	19,770	(725)	226

Total Funding Sources (ex. Core OID balance) (1)	$160,658	$161,583	$159,848	$158,245	$153,588	$(925)	$7,070
Interest Expense (ex. Core OID) (1)	1,062	1,088	1,048	1,005	920	(26)	142

Net Financing Revenue (ex. Core OID) (1)	$1,195	$1,164	$1,139	$1,163	$1,129	$31	$66

Net Interest Margin (yield details)
Retail Auto Loan	6.66%	6.58%	6.47%	6.39%	6.20%	0.08%	0.46%
Auto Lease (net of dep)	6.24%	5.94%	5.56%	5.82%	5.56%	0.30%	0.68%
Commercial Auto	4.59%	4.75%	4.80%	4.55%	4.40%	-0.16%	0.19%
Corporate Finance	7.14%	7.66%	7.48%	7.48%	7.41%	-0.52%	-0.27%
Mortgage	3.51%	3.71%	3.82%	3.73%	3.65%	-0.20%	-0.14%
Cash, Securities and Other	2.82%	2.96%	3.09%	3.02%	2.83%	-0.14%	-0.01%

Total Earning Assets	5.14%	5.17%	5.16%	5.06%	4.94%	-0.03%	0.20%

Unsecured Debt (ex. Core OID & Core OID balance) (1)(4)	6.15%	6.32%	6.37%	6.14%	5.79%	-0.17%	0.36%
Secured Debt	3.02%	3.16%	3.11%	2.95%	2.79%	-0.14%	0.23%
Deposits (2)	2.22%	2.29%	2.20%	2.00%	1.84%	-0.07%	0.38%
Other Borrowings (3)	2.48%	2.48%	2.48%	2.33%	2.13%	0.00%	0.35%

Total Funding Sources (ex. Core OID & Core OID balance) (1)	2.62%	2.70%	2.66%	2.52%	2.38%	-0.08%	0.24%

NIM (as reported)	2.70%	2.66%	2.67%	2.66%	2.67%	0.04%	0.03%

NIM (ex. Core OID & Core OID balance) (1)	2.72%	2.67%	2.69%	2.72%	2.72%	0.05%	0.00%

Ally Bank Deposits
Key Deposit Statistics
Average retail CD maturity (months)	20.3	20.6	20.9	21.3	22.0	(0.2)	(1.6)
Average retail deposit rate	2.14%	2.22%	2.14%	1.93%	1.78%

End of Period Deposit Levels
Retail	$101,295	$98,600	$95,423	$89,121	$84,629	$2,695	$16,666
Brokered & other(2)	17,935	17,725	17,876	17,057	16,750	210	1,185

Total deposits	$119,230	$116,325	$113,299	$106,178	$101,379	$2,905	$17,851

Deposit Mix
Retail CD	36%	34%	34%	34%	34%
MMA/OSA/Checking	49%	51%	50%	50%	49%
Brokered(2)	15%	15%	16%	16%	17%

(1) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.

(2) Includes brokered and other deposits. Brokered includes sweep deposits. Other includes mortgage escrow and other deposits.

(3) Includes Demand Notes, FHLB Borrowings and Repurchase Agreements.

(4) Includes trust preferred securities.

3Q 2019 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18
Loan Value
Gross carry value	$15.8	$16.5	$16.2	$15.2	$14.8
Net carry value	$15.8	$16.5	$16.2	$15.1	$14.8

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.0%	0.1%	0.1%	0.1%	0.1%
% 30+ Day delinquent	0.8%	0.6%	0.4%	0.5%	0.4%
% Low/No documentation	0.1%	0.1%	0.0%	0.0%	0.0%
% Non-primary residence	4.5%	4.7%	4.6%	4.4%	4.2%
Refreshed FICO	774	774	772	774	772
Wtd. Avg. LTV/CLTV (1)	60.7%	60.6%	60.7%	59.6%	60.8%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$1.2	$1.3	$1.4	$1.5	$1.7
Net carry value	$1.2	$1.3	$1.4	$1.5	$1.6

Estimated Pool Characteristics
% Second lien	14.0%	15.2%	15.6%	15.4%	15.2%
% Interest only	0.1%	0.2%	0.3%	0.2%	0.2%
% 30+ Day delinquent	5.2%	5.7%	5.4%	5.4%	6.1%
% Low/No documentation	23.2%	23.2%	23.2%	23.3%	23.3%
% Non-primary residence	7.1%	7.4%	7.5%	7.6%	7.5%
Refreshed FICO	731	731	729	730	730
Wtd. Avg. LTV/CLTV (1)	64.5%	65.4%	65.9%	65.8%	67.8%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

3Q 2019 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
GAAP net income attributable to common shareholders	$381	$582	$374	$290	$374	$(201)	$7

Weighted-average common shares outstanding - basic (1)	390,205	398,100	404,129	411,931	422,187	(7,895)	(31,982)

Weighted-average common shares outstanding - diluted (1)	392,604	399,916	405,959	414,750	424,784	(7,312)	(32,180)

Issued shares outstanding (period-end)	383,523	392,775	399,761	404,900	416,591	(9,252)	(33,067)

Net income (loss) per share - basic (1)	$0.98	$1.46	$0.93	$0.70	$0.89	$(0.49)	$0.09

Net income (loss) per share - diluted (1)	$0.97	$1.46	$0.92	$0.70	$0.88	$(0.48)	$0.09

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income attributable to common shareholders	$381	$582	$374	$290	$374	$(201)	$7
(Loss) / income from discontinued operations, net of tax	-	2	1	(1)	-	(2)	-
Core OID	7	7	7	23	22	0	(14)
Change in the fair value of equity securities (2)	11	(2)	(70)	95	(6)	13	17
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18) (2)	(4)	(1)	13	(25)	(3)	(3)	(1)
Significant discrete tax items	-	(201)	-	-	-	201	-

Core net income attributable to common shareholders (3)	$396	$387	$325	$382	$386	$9	$9
Denominator
Weighted-average common shares outstanding - diluted (1)	392,604	399,916	405,959	414,750	424,784	(7,312)	(32,180)

Adjusted EPS (4)	$1.01	$0.97	$0.80	$0.92	$0.91	$0.04	$0.10

Memo
Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (5)	$7	$7	$7	$23	$22	$0	$(14)
Other OID	3	3	3	2	4	0	(0)

GAAP original issue discount amortization expense	$11	$10	$10	$26	$25	$1	$(15)

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (6)	$(1,071)	$(1,078)	$(1,085)	$(1,092)	$(1,115)	$7	$45
Other outstanding OID balance	(40)	(44)	(39)	(43)	(46)	3	5

GAAP outstanding original issue discount balance	$(1,111)	$(1,122)	$(1,125)	$(1,135)	$(1,161)	$11	$50

Adjusted Other Revenue
GAAP Other Revenue	$413	$395	$466	$298	$398	$18	$15
Change in the fair value of equity securities (2)	11	(2)	(70)	95	(6)	13	17

Adjusted Other Revenue	$424	$393	$396	$393	$392	$31	$32

Net Financing Revenue (ex. Core OID)
GAAP net financing revenue	$1,188	$1,157	$1,132	$1,140	$1,107	$31	$81
Core OID	7	7	7	23	22	0	(14)

Net Financing Revenue (ex. Core OID)	$1,195	$1,164	$1,139	$1,163	$1,129	$31	$67

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, significant discrete tax items and tax-effected changes in equity investments measured at fair value.

(4) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) excludes equity fair value adjustments (net of tax) related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity that do not reflect the operating performance of the core businesses, and (4) excludes significant discrete tax items that do not relate to the operating performance of the core businesses.

(5) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances.

(6) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, primarily related to bond exchange OID which excludes international operations and future issuances.

3Q 2019 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18

Numerator
GAAP Common shareholder’s equity	$14.5	$14.3	$13.7	$13.3	$13.1	$0.1	$1.4
Goodwill and identifiable intangibles, net of DTLs	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	0.0
Tangible common equity	14.2	14.0	13.4	13.0	12.8	0.1	1.4
Tax-effected Core OID balance (21% tax rate starting 4Q17)	(0.8)	(0.9)	(0.9)	(0.9)	(0.9)	0.0	0.0

Adjusted tangible book value (1)	$13.3	$13.2	$12.6	$12.1	$11.9	$0.1	$1.4

Denominator
Issued shares outstanding (period-end, thousands)	383,523	392,775	399,761	404,900	416,591	(9,252)	(33,067)

GAAP Common shareholder’s equity per share	$37.7	$36.4	$34.3	$32.8	$31.4	$1.2	$6.3
Goodwill and identifiable intangibles, net of DTLs per share	(0.7)	(0.7)	(0.7)	(0.7)	(0.7)	(0.0)	(0.0)
Tangible common equity per share	37.0	35.7	33.6	32.1	30.7	1.2	6.2
Tax-effected Core OID (21% tax rate starting 4Q17) per share	(2.2)	(2.2)	(2.1)	(2.1)	(2.1)	(0.0)	(0.1)

Adjusted tangible book value per share (1)	$34.7	$33.6	$31.4	$29.9	$28.6	$1.2	$6.1

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered.

3Q 2019 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Numerator
GAAP net income attributable to common shareholders	$381	$582	$374	$290	$374	$(201)	$7
Discontinued operations, net of tax	-	2	1	(1)	-	(2)	-
Core OID	7	7	7	23	22	0	(14)
Change in the fair value of equity securities (1)	11	(2)	(70)	95	(6)	13	17
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18) (1)	(4)	(1)	13	(25)	(3)	(3)	(1)
Significant discrete tax items	-	(201)	-	-	-	201	-

Core net income attributable to common shareholders (2)	$396	$387	$325	$382	$386	$9	$9

Denominator (2-period average, $ billions)
GAAP shareholder’s equity	$14.4	$14.0	$13.5	$13.2	$13.1	$0.4	$1.3
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	0.0

Tangible common equity	$14.1	$13.7	$13.2	$12.9	$12.8	$0.4	$1.3
Core OID balance	(1.1)	(1.1)	(1.1)	(1.1)	(1.1)	0.0	0.1
Net deferred tax asset (“DTA”)	(0.1)	(0.1)	(0.2)	(0.4)	(0.4)	0.0	0.3

Normalized common equity (3)	$12.9	$12.5	$11.9	$11.4	$11.2	$0.4	$1.7
Core Return on Tangible Common Equity (4)	12.3%	12.4%	10.9%	13.4%	13.7%

(1) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, significant discrete tax items and tax-effected changes in equity investments measured at fair value.

(3) Normalized common equity is a non—GAAP measure calculated using 2 period average

(4) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

1.

In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, and significant discrete tax items that do not relate to the operating performance of the core businesses.

2.	In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

3Q 2019 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Efficiency Ratio Calculation	3Q 19	2Q 19	1Q 19	4Q 18	3Q 18	2Q 19	3Q 18
Numerator
GAAP noninterest expense	$838	$881	$830	$804	$807	$(43)	$31
Rep and warrant expense	(0)	(0)	-	1	(0)	0	0
Insurance expense	(247)	(301)	(227)	(215)	(241)	54	(6)

Adjusted noninterest expense for the Adjusted Efficiency Ratio	$591	$580	$603	$590	$566	$11	$25

Denominator
Total net revenue	$1,601	$1,552	$1,598	$1,438	$1,505	$49	$96
Core OID	7	7	7	23	22	0	(14)
Insurance revenue	(303)	(301)	(372)	(202)	(296)	(2)	(7)

Adjusted net revenue for the Adjusted Efficiency Ratio	$1,305	$1,258	$1,233	$1,259	$1,231	$47	$75
Adjusted Efficiency Ratio (1)	45.3%	46.1%	48.9%	46.9%	46.0%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense and Rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

3Q 2019 Preliminary Results	24